FIFTH OMNIBUS AMENDMENT

This FIFTH OMNIBUS AMENDMENT, dated as of February 12, 2013 (this “Amendment”), is entered into by and among ISC8 INC., a Delaware corporation (the “Company”), COSTA BRAVA PARTNERSHIP III L.P., in its capacity as Holder Representative under the Promissory Notes (as such term is defined below) and under the Senior Subordinated Notes (as such term is defined below) (in such capacity, together with any successor appointed pursuant to the terms of the Notes, the “Holder Representative”), and each of the Holders of the Promissory Notes, the Senior Subordinated Notes and the New Notes (as such term is defined below) listed on the signature pages hereto.

RECITALS

A.

The Company has issued $8,598,809 in aggregate principal amount of 12% Subordinated Secured Convertible Notes due 2015, pursuant to that certain Securities Purchase Agreement, dated as of December 23, 2010, among the Company and the initial holders of such Notes (the “Securities Purchase Agreement”). The terms of such Notes are set forth in the form of Subordinated Secured Convertible Note attached to the Securities Purchase Agreement (each of the promissory notes issued from time to time in such form, as amended by that certain Omnibus Amendment (the “Omnibus Amendment”), dated as of March 16, 2011, by and among the Company and the Holder Representative, as further amended by that certain Second Omnibus Amendment (the “Second Omnibus Amendment”) by and among the Company and the Holder Representative and as further amended by that certain Third Omnibus Amendment dated as of December 14, 2011 (the “Third Omnibus Amendment”) and as further amended by that certain Fourth Omnibus Amendment dated as of September 26, 2012 (the “Fourth Omnibus Amendment”), by and among the Company and the Holder Representative, including the Milestone Notes (as such term is defined in the Securities Purchase Agreement), a “First Promissory Note” and collectively, the “First Promissory Notes”).

B.

The Company has issued $4,000,000 in aggregate principal amount of 12% Senior Subordinated Promissory Notes due 2013 (such promissory notes, as amended by the Second Omnibus Amendment, the Third Omnibus Amendment and the Fourth Omnibus Amendment, the “Senior Subordinated Notes”).

C.

The Company has issued $4,250,000 in aggregate principal amount of 12% Subordinated Secured Convertible Notes due 2015. The terms of such Notes are substantially identical to the terms of the First Promissory Notes (each of such promissory notes issued from time to time in such form, as amended by the Third Omnibus Amendment and as further amended by the Fourth Omnibus Amendment, a “Second Promissory Note,” collectively, the “Second Promissory Notes” and, together with the First Promissory Notes, the “Promissory Notes”).

D.

The Company’s obligations under the First Promissory Notes are secured by liens on substantially all of its assets pursuant to that certain Security Agreement, dated as of December 23, 2010, between the Company and the Holder Representative (as amended by the Omnibus Amendment, the Second Omnibus Amendment, the Third Omnibus Amendment, and the Fourth Omnibus Amendment, the “First Subordinated Notes Security Agreement”).

E.

The Company’s obligations under the Senior Subordinated Notes are secured by liens on substantially all of its assets pursuant to that certain Security Agreement, dated as of March 16, 2011, between the Company and the Holder Representative (as amended by the Second Omnibus Amendment, the Third Omnibus Amendment and the Fourth Omnibus Amendment, the “Senior Subordinated Note Security Agreement” and, together with the First Subordinated Note Security Agreement and the Second Subordinated Note Security Agreement, the “Security Agreements”).

F.

The Company’s obligations under the Second Promissory Notes are secured by liens on substantially all of its assets pursuant to that certain Security Agreement, dated as of July 1, 2011 between the Company and the Holder Representative (as amended by the Third Omnibus Amendment, and the Fourth Omnibus Amendment, the “Second Subordinated Notes Security Agreement”).

G.

The Company has issued in the fourth quarter of 2012 and the first quarter of 2013 $7,400,000 in aggregate principal amount of 12% senior subordinated promissory notes (the “Griffin Notes”) to The Griffin Fund, LP and its affiliates (collectively, “Griffin”) and certain other investors (such additional investors, collectively with Griffin, the “Griffin Purchasers”).

H.

The Company intends to issue up to an additional $2,600,000 of aggregate principal amount of 12% senior subordinated promissory notes due 2013 in a private placement with J.P. Turner & Company, L.L.C. serving as the placement agent (the “Turner Placement” and the notes issued in the Turner Placement, the “Turner Notes”).  The purchasers of the Turner Notes are collectively referred to herein as the “Turner Purchasers” and, together with the Griffin Purchasers, the “Purchasers.”

I.

The Griffin Notes and the Turner Notes are deemed to be the same series of notes and are collectively referred to as the “New Notes.”  The Purchasers have agreed to purchase the New Notes on the condition that the liens securing the Promissory Notes be subordinated to the liens securing the Company’s obligations under the New Notes and that the New Notes be pari passu with the Senior Subordinated Notes; except that the Company shall be prohibited from using any proceeds from a debt or equity financing resulting in aggregate gross proceeds to the Company in an amount of at least $5,000,000 (a “Qualified Financing”) to make payments on the Senior Subordinated Notes or Griffin Notes as long as any Turner Note is outstanding.

J.

The Company desires to amend and modify the terms of the Promissory Notes, the Senior Subordinated Notes and the Security Agreements to permit the issuance of the New Notes, subordinate the liens securing the Promissory Notes to the New Notes and make the Senior Subordinated Notes and the New Notes pari passu with one another; except that the Company shall be prohibited from using any proceeds from a Qualified Financing to make payments on the Senior Subordinated Notes or Griffin Notes as long as any Turner Note is outstanding;

K.

The undersigned Holders (consisting, collectively, of the Required Holders (as defined in the Promissory Notes and the Senior Subordinated Notes) (the “Required Holders”)) and the Holder Representative, acting at the direction of the Required Holders, have agreed to such amendments and modifications.

ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Definitions. As used herein, terms that are defined herein shall have the meanings as so defined, and terms not so defined shall have the meanings as set forth in the Promissory Notes, the Senior Subordinated Notes and the Security Agreements, as applicable.

SECTION 2 Amendments to the Promissory Notes. Each of the Promissory Notes shall be amended as follows:

(a) Section 31(l) thereof is hereby amended and restated in its entirety as follows:

(l) “Distribution” means (i) any payment or distribution made by the Company on account of the Note, whether in the form of cash, securities or other property, by setoff or otherwise, or (ii) any redemption, purchase or other acquisition by the Company of all or a portion of the Note, in each of cases (i) and (ii), other than any payment, distribution, redemption, purchase or other acquisition made (x) through the exchange of all or a portion of the Note into or for (I) equity securities of the Company or (II) debt securities of the Company that (A) are subordinated in right of payment to the PFG Debt to at least the same extent as the Notes are subordinated to the PFG Debt, (B) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless the PFG Debt has at least the same benefit of the obligation of such Person and the obligation of such Person to the Holder is subordinated to the obligations of such Person to the PFG Debt to at least the same extent that this Note is subordinated to the PFG Debt and (C) is either unsecured or secured by liens that are subordinated to the liens securing the PFG Debt, (y) at any time that no “Default” (as defined in the PFG Debt) has occurred and is continuing under the PFG Debt or (z) through the accrual and addition to principal of capitalized interest in the amounts and at the times specified in this Note.

(b) The definition of “Permitted Indebtedness” in Section 31 thereof is hereby amended and restated in its entirety as follows:

“Permitted Indebtedness” means (A) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement reasonably acceptable to the Holder Representative and approved by the Holder Representative in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of six percent (6%) per annum, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors or for professional services incurred in the ordinary course of business, (D) any Bridge Notes, (E) senior subordinated Indebtedness in an aggregate principal amount not to exceed $4,000,000 owing to Costa Brava Partnership III L.P., The Griffin Fund, LP and to certain other investors (on substantially the same terms as such Indebtedness owing to Costa Brava Partnership III L.P.), (F) Indebtedness evidenced by 12% Subordinated Secured Convertible Notes due 2015 in an aggregate principal amount not to exceed $7,000,000 owing to Costa Brava Partnership III L.P., The Griffin Fund, LP and to certain other investors (on substantially the same terms as such Indebtedness owing to Costa Brava Partnership III L.P. and The Griffin Fund, LP), (G) Indebtedness owing under the Company’s 12% senior subordinated notes issued to The Griffin Fund, L.P. and its affiliates and certain other investors in the fourth quarter of 2012 and the first quarter of 2013 in an aggregate principal amount  of $7,150,000, (H) Indebtedness owing to PFG from time to time pursuant to PFG Loan Agreement, (I) capitalized lease obligations outstanding on the date hereof, (J) Indebtedness owing under the 12% senior subordinated notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent(each, a “Turner Note”), and (K) extensions, refinancings and renewals of any items of Permitted Indebtedness described in clauses (A) through (J) above, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

(c) The definition of “Permitted Liens” in Section 31 thereof is hereby amended and restated in its entirety as follows:

“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Company's obligations under the Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens securing the Company’s obligations under the Indebtedness described in clauses (E), (F), (G), (H) and (J) of the definition of “Permitted Indebtedness”, (vii) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) through (vi) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (viii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, and (x) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 5(a)(vi).

(d) Section 33 thereof is hereby amended and restated in its entirety as follows:

(33)

SUBORDINATION. It is a requirement of the PFG Debt that any secured Indebtedness of the Company, including this Note, be subordinated in right of payment to the PFG Debt. Accordingly, each of the Company and, by acceptance of this Note, the Holder and each of its successors and assigns hereby covenants and agrees that the following provisions of this Section 33 shall apply:

(a) Subordination of Note to PFG Debt. Notwithstanding anything to the contrary set forth herein or in any of the Transaction Documents, this Note shall be subordinated in right and time of payment, to the extent and in the manner set forth in this Section 33, to the prior indefeasible payment in full in cash of the PFG Debt.

(b) Payment Restrictions. The Company hereby agrees that it may not make, and the Holder hereby agrees that it will not accept, any Distribution with respect to this Note until the earlier of (a) the date that is one (1) day following the date the PFG Debt is indefeasibly paid in full in cash and (b) in the event that the PFG has acknowledged in writing that the PFG Debt has been indefeasibly paid in full in cash, the date of such payment and acknowledgment in writing.

(e) A new Section 35 shall be added to each of the Promissory Notes.  The new Section 35 shall read in its entirety as follows:

“(35)

Qualified Financing Proceeds.  Each of the Company and, by acceptance of this Note, the holder and each of its successors and assigns hereby acknowledges, covenants and agrees that in the event the Company closes a debt or equity financing resulting in aggregate gross proceeds to the Company in an amount of at least $5,000,000 (a “Qualified Financing”), the Company shall not be permitted to repay any of the Outstanding Note Obligations out of the proceeds from a Qualified Financing as long as any Turner Note remains outstanding.  The holder of this Note and each of its successor and assigns hereby also acknowledges, covenants and agrees that such holder, successor or assign shall in no event seek repayment or satisfaction of the Outstanding Note Obligations from the proceeds of a Qualified Financing for as long as any Turner Note is outstanding.”

SECTION 3 Amendments to the Senior Subordinated Notes. Each of the Senior Subordinated Notes shall be amended as follows:

(a) Section 31(l) thereof is hereby amended and restated in its entirety as follows:

(l) “Distribution” means (i) any payment or distribution made by the Company on account of the Note, whether in the form of cash, securities or other property, by setoff or otherwise, or (ii) any redemption, purchase or other acquisition by the Company of all or a portion of the Note, in each of cases (i) and (ii), other than any payment, distribution, redemption, purchase or other acquisition made (x) through the exchange of all or a portion of the Note into or for (I) equity securities of the Company or (II) debt securities of the Company that (A) are subordinated in right of payment to the PFG Debt to at least the same extent as the Notes are subordinated to the PFG Debt, (B) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless the PFG Debt has at least the same benefit of the obligation of such Person and the obligation of such Person to the Holder is subordinated to the obligations of such Person to the PFG Debt to at least the same extent that this Note is subordinated to the PFG Debt and (C) is either unsecured or secured by liens that are subordinated to the liens securing the PFG Debt, (y) at any time that no “Default” (as defined in the PFG Debt) has occurred and is continuing under the PFG Debt or (z) through the accrual and addition to principal of capitalized interest in the amounts and at the times specified in this Note.

(b) The definition of “Permitted Indebtedness” in Section 31 thereof is hereby amended and restated in its entirety as follows:

“Permitted Indebtedness” means (A) Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement reasonably acceptable to the Holder Representative and approved by the Holder Representative in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of six percent (6%) per annum, (B) Indebtedness secured by Permitted Liens, (C) Indebtedness to trade creditors or for professional services incurred in the ordinary course of business, (D) any Bridge Notes, (E) Indebtedness owing under the Company’s 12% convertible secured notes due 2015, in an aggregate amount not to exceed $11,020,800 (the “Convertible Notes”), (F) Indebtedness owing under the Company’s 12% convertible secured notes due 2015 in an aggregate principal amount not to exceed $7,000,000 (the “New Convertible Notes”), (G) Indebtedness owing under the Company’s 12% senior subordinated notes issued to The Griffin Fund, L.P. and its affiliates and certain other investors in the fourth quarter of 2012 and the first quarter of 2013 in an aggregate principal amount  of $7,150,000 (the “Griffin Notes”), (H) Indebtedness owing to PFG from time to time pursuant to the PFG Loan Agreement, (I) capitalized lease obligations outstanding on the date hereof, (J) Indebtedness owing under the 12% senior subordinated notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent (collectively, the “Turner Notes” and each, a “Turner Note”), and (K) extensions, refinancings and renewals of any items of Permitted Indebtedness described in clauses (A) through (J) above, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

(c) The definition of “Permitted Liens” in Section 31 thereof is hereby amended and restated in its entirety as follows:

“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Company's obligations under the Notes, the Griffin Notes or the Turner Notes, (v) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens securing the Convertible Notes, provided that such Liens are junior to the Liens securing the Notes, (vii) Liens securing the New Convertible Notes, provided that such Liens are junior to the Liens securing the Notes, (viii) Liens securing the Company’s obligations under the Indebtedness described in clause (H) of the definition of “Permitted Indebtedness”, (ix) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) through (viii) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (x) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, and (xii) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 5(a)(vi).

(d) Section 33 thereof is hereby amended and restated in its entirety as follows:

(33)

SUBORDINATION. It is a requirement of the PFG Debt that any secured Indebtedness of the Company, including this Note, be subordinated in right of payment to the PFG Debt. Accordingly, each of the Company and, by acceptance of this Note, the Holder and each of its successors and assigns hereby covenants and agrees that the following provisions of this Section 33 shall apply:

(a) Subordination of Note to PFG Debt. Notwithstanding anything to the contrary set forth herein or in any of the Transaction Documents, this Note shall be subordinated in right and time of payment, to the extent and in the manner set forth in this Section 33, to the prior indefeasible payment in full in cash of the PFG Debt.

(b) Payment Restrictions. The Company hereby agrees that it may not make, and the Holder hereby agrees that it will not accept, any Distribution with respect to this Note until the earlier of (a) the date that is one (1) day following the date the PFG Debt is indefeasibly paid in full in cash and (b) in the event that the PFG has acknowledged in writing that the PFG Debt has been indefeasibly paid in full in cash, the date of such payment and acknowledgment in writing.

(e) A new Section 35 shall be added to each of the Senior Subordinated Notes.  The new Section 35 shall read as follows:

“(35)

Qualified Financing Proceeds.  Each of the Company and, by acceptance of this Note, the holder and each of its successors and assigns hereby acknowledges, covenants and agrees that in the event the Company closes a debt or equity financing resulting in aggregate gross proceeds to the Company in an amount of at least $5,000,000 (a “Qualified Financing”), the Company shall not be permitted to repay any of the Outstanding Note Obligations out of the proceeds from a Qualified Financing as long as any Turner Note remains outstanding.  The holder of this Note and each of its successor and assigns hereby also acknowledges, covenants and agrees that such holder, successor or assign shall in no event seek repayment or satisfaction of the Outstanding Note Obligations from the proceeds of a Qualified Financing for as long as any Turner Note is outstanding.”

SECTION 4 Amendment to the First Subordinated Notes Security Agreement. The First Subordinated Notes Security Agreement shall be amended as follows:

(a) The definition of “New Secured Notes” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“New Secured Notes” means the Senior Subordinated Promissory Notes, in an aggregate principal amount not to exceed $14,000,000, that may be issued by the Company from time to time to Costa Brava Partnership III L.P., The Griffin Fund, LP (or its affiliates) and certain other investors, including, without limitation, those notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent.”

(b) The definition of “New Secured Note Holders” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“New Secured Note Holders” means Costa Brava Partnership III L.P., The Griffin Fund, LP (or its affiliates) and certain other investors as holders of the New Secured Notes, including, without limitation, purchasers of those notes issued in that certain private placement with J.P. Turner &

Company, L.L.C. serving as the placement agent, or any of their respective successors or assigns as the holders of the New Secured Notes.

(c) The definition of “Permitted Liens” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“Permitted Liens” means the liens and security interests permitted by the Notes (as amended by that certain Omnibus Amendment, dated as of March 16, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Second Omnibus Amendment, dated as of July 1, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Third Omnibus Amendment, dated as of December 14, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto and as further amended by that certain Fourth Omnibus Amendment, dated as of September 26, 2012, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, and as further amended by that certain Fifth Omnibus Amendment, dated as of February 12, 2013, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto), including, for the avoidance of doubt, the liens and security interests securing Debtor’s obligations with respect to the PFG Debt and the New Secured Notes.

(d) Section 9 thereof is hereby amended and restated in its entirety as follows:

“SUBORDINATION OF LIENS. It is a requirement of the New Secured Notes and the PFG Debt (collectively, the “Senior Debt”) that the liens or security interests securing the Notes be subordinate and junior to the liens and security interests securing the Indebtedness of the Company in respect of the Senior Debt. Accordingly, and notwithstanding anything contained herein or in the other Transaction Documents, the Holder Representative, on behalf of the holders of the Notes, hereby covenants and agrees with the Company as follows:

(a) Acknowledgment. The Holder Representative acknowledges that the New Secured Note Holders and PFG (collectively, the “Senior Debt Holders”) have been granted a security interest in the Collateral. The Holder Representative acknowledges and agrees that the security interest granted to it in the Collateral for the benefit of the holders of the Notes is subordinated to the respective security interests of the Senior Debt Holders in the Collateral (to the extent that a security interest in the Collateral has been granted to such Person) in the manner and pursuant to the terms set forth in this Section 9.

(b) Priority of Liens. The Holder Representative hereby confirms that regardless of the relative times of attachment or perfection thereof, and regardless of anything in any Transaction Document to the contrary, any security interests or liens granted from time to time to the Senior Debt Holders in all or any part of the Collateral as security for the Senior Debt, as applicable, shall in all respects be first and senior security interests and liens, superior to any security interests or liens at any time granted to the Holder Representative for the benefit of the holders of the Notes in such Collateral as security for the Obligations. The priorities specified herein are applicable irrespective of the time, order or method of attachment or perfection of security interests or the time or order of filing of financing statements. The Holder Representative agrees on behalf of the holders of the Notes not to seek to challenge, to avoid, to subordinate or to contest or directly or indirectly to support any other Person in challenging, avoiding, subordinating or contesting in any judicial or other proceeding, including, without limitation, any Proceeding involving the Company, the priority, validity, extent, perfection or enforceability of any lien held by the Senior Debt Holders in all or any part of the Collateral.

(c) Release of Collateral. If, in connection with the exercise by any of the Senior Debt Holders of its or their rights and remedies in respect of the Collateral, the Senior Debt Holders, as applicable, release any of its or their liens on any part of the Collateral, then the liens, if any, of the Holder

Representative, for itself and on behalf of the holders of the Notes, shall be automatically, unconditionally and simultaneously released; provided, that after the Senior Debt Holders have each been indefeasibly paid in full in cash, the balance, if any, of the proceeds of such Collateral shall be applied to the Obligations for the benefit of the holders of the Notes. The Holder Representative agrees promptly to execute and deliver to the Company, the Senior Debt Holders (as applicable) such termination statements, releases and other documents as the Senior Debt Holders may reasonably require to effectively confirm such release.

(d) No Improvements. This Section 9 shall not be construed in any way to limit or impair the right of (i) the Holder Representative to bid for and purchase any Collateral at any private sale, public sale or judicial foreclosure upon such Collateral initiated by the Senior Debt Holders, (ii) the Holder Representative to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to the Collateral initiated by the Senior Debt Holders thereon, so long as it does not delay or interfere with the exercise by the Senior Debt Holders of its or their rights and (iii) subject to the terms of this Security Agreement, the right of the Holder Representative to receive payments from the proceeds of the collection, sale or other disposition of any Collateral after the Senior Debt has been indefeasibly paid in full in cash.”

SECTION 5 Amendment to the Senior Subordinated Note Security Agreement. The Senior Subordinated Note Security Agreement shall be amended as follows:

(a) Recital A is hereby amended and restated in its entirety as follows:

Debtor desires to issue up to $14,000,000 in aggregate principal amount of 12% Senior Subordinated Promissory Notes (the “Notes”) to Costa Brava Partnership III L.P. (“Costa Brava”), The Griffin Fund, LP (or its affiliates) (collectively, “Griffin”) and certain other investors who may purchase the Notes, including, without limitation, the purchasers of those notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent (such additional purchasers, collectively with Costa Brava and Griffin, the “Purchasers”).

(b) Section 9 thereof is hereby amended and restated in its entirety as follows:

“SUBORDINATION OF LIENS. It is a requirement of the PFG Debt that the liens or security interests securing the Notes be subordinate and junior to the liens and security interests securing the Indebtedness of the Company in respect of the PFG Debt, respectively. Accordingly, and notwithstanding anything contained herein or in the other Transaction Documents, the Holder Representative, on behalf of the holders of the Notes, hereby covenants and agrees with the Company as follows:

(a) Acknowledgment. The Holder Representative acknowledges that PFG has been granted a security interest in the Collateral. The Holder Representative acknowledges and agrees that the security interest granted to it in the Collateral for the benefit of the holders of the Notes is subordinated to the respective security interests of PFG in the Collateral (to the extent that a security interest in the Collateral has been granted to such Person) in the manner and pursuant to the terms set forth in this Section 9.

(b) Priority of Liens. The Holder Representative hereby confirms that regardless of the relative times of attachment or perfection thereof, and regardless of anything in any Transaction Document to the contrary, any security interests or liens granted from time to time to PFG in all or any part of the Collateral as security for the PFG Debt, as applicable, shall in all respects be first and senior security interests and liens, superior to any security interests or liens at any time granted to the Holder Representative for the benefit of the holders of the Notes in such Collateral as security for the Obligations. The priorities specified herein are applicable irrespective of the time, order or method of attachment or perfection of security interests or the time or order of filing of financing statements. The Holder Representative agrees on behalf of the holders of the Notes not to seek to challenge, to avoid, to subordinate or to contest or directly or indirectly to support any other Person in challenging, avoiding, subordinating or contesting in any judicial or other proceeding, including, without limitation, any Proceeding involving the Company, the priority, validity, extent, perfection or enforceability of any lien held by PFG in all or any part of the Collateral.

(c) Release of Collateral. If, in connection with the exercise by either PFG of its rights and remedies in respect of the Collateral, PFG, as applicable, releases any of its liens on any part of the Collateral, then the liens, if any, of the Holder Representative, for itself and on behalf of the holders of the Notes, shall be automatically, unconditionally and simultaneously released; provided, that after the PFG Debt have each been indefeasibly paid in full in cash, the balance, if any, of the proceeds of such Collateral shall be applied to the Obligations for the benefit of the holders of the Notes. The Holder Representative agrees promptly to execute and deliver to the Company or PFG (as applicable) such termination statements, releases and other documents as PFG may reasonably require to effectively confirm such release.

(d) No Improvements. This Section 9 shall not be construed in any way to limit or impair the right of (i) the Holder Representative to bid for and purchase any Collateral at any private sale, public sale or judicial foreclosure upon such Collateral initiated by PFG, (ii) the Holder Representative to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to the Collateral initiated by PFG thereon, so long as it does not delay or interfere with the exercise by PFG of its rights and (iii) subject to the terms of this Security Agreement, the right of the Holder Representative to receive payments from the proceeds of the collection, sale or other disposition of any Collateral after the PFG Debt has been indefeasibly paid in full in cash.”

SECTION 6. Amendment to Second Subordinated Notes Security Agreement. The Second Subordinated Notes Security Agreement shall be amended as follows:

(a) The definition of “New Secured Notes” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“New Secured Notes” means the Senior Subordinated Promissory Notes, in an aggregate principal amount not to exceed $14,000,000, that may be issued by the Company from time to time to Costa Brava Partnership III L.P., The Griffin Fund, LP (or its affiliates) and certain other investors, including, without limitation, those notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent.”

(b) The definition of “New Secured Note Holders” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“New Secured Note Holders” means Costa Brava Partnership III L.P., The Griffin Fund, LP (or its affiliates) and certain other investors as holders of the New Secured Notes, including, without limitation, purchasers of those notes issued in that certain private placement with J.P. Turner & Company, L.L.C. serving as the placement agent, or any of their respective successors or assigns as the holders of the New Secured Notes.

(c) The definition of “Permitted Liens” in Section 2 thereof is hereby amended and restated in its entirety as follows:

“Permitted Liens” means the liens and security interests permitted by the Notes (as amended by that certain Omnibus Amendment, dated as of March 16, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Second Omnibus Amendment, dated as of July 1, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, as further amended by that certain Third Omnibus Amendment, dated as of December 14, 2011, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto and as further amended by that certain Fourth Omnibus Amendment, dated as of September 26, 2012, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto, and as further amended by that certain Fifth Omnibus Amendment, dated as of February 12, 2013, by and among the Debtor, the Holder Representative, Costa Brava, Griffin, and certain other investors party thereto), including, for the avoidance of doubt, the liens and security interests securing Debtor’s obligations with respect to the PFG Debt and the New Secured Notes.

(d) The definitions of “Summit,” “Summit Consent Lender,” “Summit Debt” and “Summit Financing Agreement” in Section 2 thereof are hereby deleted in their entirety.

(e) The following definitions are hereby added to Section 2 thereof:

“PFG Debt” means all obligations of Debtor to PFG now existing or hereafter arising under the PFG Debt Documents, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against the Debtor of any bankruptcy, reorganization or similar Proceeding, and all obligations under the PFG Debt Documents.

“PFG Debt Documents” means the PFG Loan Agreement and such other documents and instruments as PFG and Debtor may now or hereafter enter into related to or arising out of the PFG Loan Agreement.

“PFG Loan Agreement” means that certain Loan and Security Agreement between the Debtor and Partners for Growth III, L.P. (“PFG”) dated as of December 14, 2011.

(d) Section 9 thereof is hereby amended and restated in its entirety as follows:

SUBORDINATION OF LIENS. It is a requirement of the New Secured Notes and the PFG Debt (collectively, the “Senior Debt”) that the liens or security interests securing the Notes be subordinate and junior to the liens and security interests securing the Indebtedness of the Company in respect of the Senior Debt. Accordingly, and notwithstanding anything contained herein or in the other Transaction Documents, the Holder Representative, on behalf of the holders of the Notes, hereby covenants and agrees with the Company as follows:

(a)

Acknowledgment. The Holder Representative acknowledges that the New Secured Note Holders (collectively, the “Senior Debt Holders”) have been granted a security interest in the Collateral. The Holder Representative acknowledges and agrees that the security interest granted to it in the Collateral for the benefit of the holders of the Notes is subordinated to the respective security interests of the Senior Debt Holders in the Collateral (to the extent that a security interest in the Collateral has been granted to such Person) in the manner and pursuant to the terms set forth in this Section 9.

(b)

Priority of Liens. The Holder Representative hereby confirms that regardless of the relative times of attachment or perfection thereof, and regardless of anything in any Transaction Document to the contrary, any security interests or liens granted from time to time to the Senior Debt Holders in all or any part of the Collateral as security for the Senior Debt, as applicable, shall in all respects be first and senior security interests and liens, superior to any security interests or liens at any time granted to the Holder Representative for the benefit of the holders of the Notes in such Collateral as security for the Obligations. The priorities specified herein are applicable irrespective of the time, order or method of attachment or perfection of security interests or the time or order of filing of financing statements. The Holder Representative agrees on behalf of the holders of the Notes not to seek to challenge, to avoid, to subordinate or to contest or directly or indirectly to support any other Person in challenging, avoiding, subordinating or contesting in any judicial or other proceeding, including, without limitation, any Proceeding involving the Company, the priority, validity, extent, perfection or enforceability of any lien held by the Senior Debt Holders in all or any part of the Collateral.

(c)

Release of Collateral. If, in connection with the exercise by any of the Senior Debt Holders of its or their rights and remedies in respect of the Collateral, the Senior Debt Holders, as applicable, release any of its or their liens on any part of the Collateral, then the liens, if any, of the Holder Representative, for itself and on behalf of the holders of the Notes, shall be automatically, unconditionally and simultaneously released; provided, that after all Senior Debt has been indefeasibly paid in full in cash, the balance, if any, of the proceeds of such Collateral shall be applied to the Obligations for the benefit of the holders of the Notes. The Holder Representative agrees promptly to execute and deliver to the Company or the Senior Debt Holders (as applicable) such termination statements, releases and other documents as the Senior Debt Holders may reasonably require to effectively confirm such release.

(d)

No Improvements. This Section 9 shall not be construed in any way to limit or impair the right of (i) the Holder Representative to bid for and purchase any Collateral at any private sale, public sale or judicial foreclosure upon such Collateral initiated by the Senior Debt Holders, (ii) the Holder Representative to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to the Collateral initiated by the Senior Debt Holders thereon, so long as it does not delay or interfere with the exercise by the Senior Debt Holders of its or their rights and (iii) subject to the terms of this Security Agreement, the right of the Holder Representative to receive payments from the proceeds of the collection, sale or other disposition of any Collateral after the Senior Debt has been indefeasibly paid in full in cash.

SECTION 7 Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the Holder Representative’s receipt of counterparts of this Amendment, executed and delivered by the Company, the Holder Representative, Costa Brava and Griffin, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals).

SECTION 8 Effect of Amendment. Upon the Effective Date, (i) the applicable portions of this Amendment shall be a part of each Promissory Note, Senior Subordinated Note or the Security Agreements, as the case may be, each as amended hereby, and (ii) each reference in any such document to “this Note”, “this Agreement”, “hereof”, “hereunder”, or words of like import, and each reference in any other document or agreement to any of the Promissory Notes, the Senior Subordinated Notes or the Security Agreements shall mean and be a reference to the Promissory Notes, the Senior Subordinated Notes or the Security Agreements, as the case may be, as amended hereby. Except as expressly amended hereby, each of the Promissory Notes, the Senior Subordinated Notes and the Security Agreements amended herein shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

SECTION 9 Representations and Warranties. Each of the parties hereto represents and warrants that it is duly incorporated or otherwise organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its formation, that it has all requisite power and authority to enter into this Amendment and that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation.

SECTION 10 Consent. Pursuant to Section 19 of each of the Promissory Notes and the Senior Subordinated Notes, the Required Holders hereby consent to the terms of the amendments to the Promissory Notes, the Senior Subordinated Notes and the Security Agreements contained in this Amendment and direct the Holder Representative to enter into this Amendment.

SECTION 11 Governing Law; Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Executed counterparts may be delivered via facsimile.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives, as of the date first above written.

ISC8 Inc.

By:/s/ Marcus A. Williams

Name:

Marcus A. Williams

Title:

Secretary

COSTA BRAVA PARTNERSHIP III L.P.,as a Holder of Promissory Notes and Senior Subordinated Notes

By:

Roark, Rearden & Hamot, LLC, its General Partner

By: /s/ Seth W. Hamot

Name:  Seth W. Hamot

Title:

Managing Member

THE GRIFFIN FUND, LP, as a Holder of Promissory Notes, Senior Subordinated Notes and 2012 Notes

By:/s/ Chester White

Name:  Chester White

Title:

Manager to the General Partner of the Griffith Fund, LP

COSTA BRAVA PARTNERSHIP III L.P., as Holder Representative

By:

Roark, Rearden & Hamot, LLC, its General Partner

By: /s/ Seth W. Hamot

Name:  Seth W. Hamot

Title:

Managing member